UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  November 10, 2005
                                                  -----------------

                             Wellstone Filters Inc.
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             (Exact name of registrant as specified in its charter)

           Delaware                     0-28161                 33-0619264
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 (State or other jurisdiction         (Commission            (I.R.S. Employer
       of incorporation)             File Number)          Identification No.)

   250 Crown Boulevard, Timberlake, North Carolina                 27583
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    (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code    336-597-8300

                                       N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))



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ITEM 8.01. OTHER EVENTS

         On November 10, 2005, Wellstone Filters , Inc. (the "Company") issued a press release announcing that it and its brand has been approved by The Settling States under the Master Settlement Agreement. As a result of such approval, eight states will automatically approve the Company's brand for immediate sale. Also, the Company will immediately apply for approval to sell its brand in the remaining states. The full text of the press release issued by the Company is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS


Exhibits:
99.1           Press Release, dated November 10, 2005.




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                                    Signature


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         WELLSTONE FILTERS, INC.




Date:  November 10, 2005                 By: /s/Learned Jeremiah Hand
                                            -----------------------------
                                         Name:  Learned Jeremiah Hand
                                         Title:   Chief Executive Officer




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